                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             02/2003 DISTRIBUTION REPORT

SERIES:  wmmsc 2001-3                                  WEIGHTED AVERAGE PC RATE:    6.87484%
POOL NUMBER:  Group 1 = 1727, 1728, 1731
____________________________________________________________________________________________

ISSUE DATE:  04/30/2001
CERTIFICATE BALANCE AT ISSUE:    $514,938,237.14

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     291                         $116,763,379.07
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $106,348.89
Unscheduled Principal Collection/Reversals                           $256,807.26
Liquidations-in-full                                      35      $13,748,876.24
Net principal Distributed                                         $14,112,032.39    ($14,112,032.39)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                    $277,008.03

BALANCE CURRENT FISCAL MONTH-END:                        256                         $102,374,338.65

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $734,190.81

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $65,126.32

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $14,781,096.88

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             02/2003 DISTRIBUTION REPORT

SERIES:  wmmsc 2001-3                                  WEIGHTED AVERAGE PC RATE:    6.87484%
POOL NUMBER:  Group 1 = 1727, 1728, 1731
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 1               $315,517.34
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $14,112,032.39       $669,064.49             $0.00       $669,064.49             $0.00    $14,781,096.88

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $5,402,793.00             $0.00             $0.00             $0.00     $5,402,793.00
Bankruptcy Bond
   Single-Units           $167,430.00             $0.00             $0.00             $0.00       $167,430.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $3,064,647.56             $0.00             $0.00             $0.00     $3,064,647.56

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    7      $2,584,613.94         2        $912,381.18         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         2        $749,819.89         1        $566,681.26

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 02/25/2003 are as follows:

                Class       Class Principal Balance
                CB1                $6,750,343.59
                CB2                $5,250,269.61
                CB3                $2,750,141.13
                CB4                $1,250,063.27
                CB5                $1,500,076.87
                CB6                  $658,669.88
                              __________________
                Total             $18,159,564.35
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of January 31, 2003):

SERIES:  2001-3                 POOL NUMBER:  Group 1 = 1727, 1728, 1731

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $102,374,338.65**        $4,813,496.27***        $2,584,613.94***
Number:                         1212                     12                       7
% of Pool:                    100.00%                  4.70%                   2.52%
(Dollars)
% of Pool:                    100.00%                  0.99%                   0.58%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $912,381.18***                $0.00***          $749,819.89***
Number:                           2                       0                       2
% of Pool:                    0.89%                    0.00%                   0.73%
(Dollars)
% of Pool:                    0.17%                    0.00%                   0.17%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:          $566,681.26***
Number:                           1
% of Pool:                     0.55%
(Dollars)
% of Pool:                     0.08%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all February 01, 2003 scheduled payments and January 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
January 31, 2003.

Trading Factor, calculated as of distribution date : 0.19880896.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including February 01, 2003, and unscheduled prepayments in months prior to February ) can be calculated.